CONSOLIDATED REAL ESTATE TERM NOTE

Date of Note:           February 9, 2006

Principal Amount: $12,000,000.00

Maturity Date:    March 1, 2021

Interest Rate:    A fluctuating interest rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may be hereafter amended, modified, extended, supplemented or restated from time to time, the "Credit
                  Agreement"). The Interest Rate shall be computed on an actual/360 day basis (i.e., interest for each day during which the Principal Amount, or any part thereof, is outstanding shall be computed at the Interest Rate divided by 360).

Business Day:     Any day on which Lender is open for business.

            FOR VALUE RECEIVED, Interpharm, Inc., a New York corporation (the "Borrower"), having an address as indicated below, HEREBY PROMISES TO PAY to the order of Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (hereinafter, together with its successors and assigns, referred to as the "Lender") at its main office in Minneapolis, Minnesota, or at such other place as the holder hereof may from time to time designate in writing, in immediately available federal funds, the Principal Amount, together with interest on the outstanding Principal Amount from time to time at the Interest Rate from the date hereof until the Note is fully paid, in accordance with the terms of the Credit Agreement.

            This Note is issued pursuant to, and is subject to, the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Real Estate Term Note referred to in the Credit Agreement.

            This Note is secured by those certain mortgages in the aggregate principal sum of this Note listed and described on Schedule A attached hereto (said mortgages as spread, consolidated and modified by the Agreement (hereinafter defined) together with all extensions, renewals or modifications thereof are herein collectively referred to as the "Mortgage") described in, and consolidated, combined and modified by, that certain Mortgage Consolidation, Modification and Extension Agreement, dated the date hereof, between Borrower, as mortgagor, and Lender, as mortgagee (the "Agreement"), encumbering the fee estate of Borrower in the real property located at 50 Horseblock Road, Yaphank, New York, the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon and all other property described in the Mortgage (collectively, the "Mortgaged Property").

            Borrower agrees that if it fails to timely make any payment due under this Note or upon the happening of any Event of Default under the Mortgage, the outstanding Principal Amount, together with accrued interest and all other expenses, including, reasonable attorneys' fees for legal services incurred by the holder hereof in collecting or enforcing payment hereof whether or not suit is brought, and if suit is brought, then through all appellate actions, shall immediately become due and payable at the option of the holder of this Note, notwithstanding the Maturity Date. From and after any Event of Default under the Mortgage, the interest rate of this Note shall be the Default Rate (as defined in the Credit Agreement).

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            In no event shall the total of all charges payable under this Note, the Mortgage and any other documents executed and delivered in connection herewith and therewith which are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged by applicable law. Should the Lender receive any payment which is or would be in excess of that permitted to be charged under any such applicable law, such payment shall have been, and shall be deemed to have been, made in error and shall thereupon be applied to reduce the principal balance outstanding on this Note.

            Borrower waives demand, presentment for payment, notice of dishonor, protest and notice of protest of this Note.

            Any notice, demand or request relating to any matter set forth in this Note shall be given in the manner provided for in the Mortgage.

            Time is of the essence as to all dates set forth herein, provided, however, that whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a public holiday or the equivalent for banks generally under the laws of the State of New York such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computations of payment of interest.

            This Note may not be waived, changed, modified, terminated or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification, termination or discharge is sought.

            This Note may be prepaid only in accordance with the Credit
Agreement.

            BORROWER, AND BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

            BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS NOTE, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND
(III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.


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

            This Note is given in substitution for, and consolidates, modifies, amends and restates, and as consolidated, modified, amended and restated replaces, the certain notes, bonds and other agreements (collectively, the "Original Notes") evidencing the debt secured by the mortgages listed and described on Schedule A attached hereto. The Original Notes and the respective debts evidenced thereby are hereby combined and coordinated to constitute one joint indebtedness in the outstanding principal sum of $12,000,000.00.

            This Note is not in payment, satisfaction or cancellation of the Original Notes, or of the indebtedness evidenced and secured thereby, and such indebtedness is hereby ratified and confirmed by the Borrower and Borrower represents, warrants and covenants that there are no offsets, counterclaims or defenses against the indebtedness or this Note. It is expressly understood and agreed that (i) this Note is given in replacement of the Original Notes, and that no part of the indebtedness evidenced by the Original Notes shall be discharged, cancelled or impaired by the execution and delivery of this Note and
(ii) the execution and delivery of this Note shall not create any new or additional principal indebtedness.

            This Note and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law).

            IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the Date of Note.

Address:                               BORROWER:

75 Adams Avenue                        Interpharm, Inc.
Commack, New York 11725

                                       By: /s/ George Aronson
                                          -------------------------------------
                                             George Aronson, Chief Financial
                                             Officer


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

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

      On the 9th day of February, in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared George Aronson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                          -------------------------------------
                                          Notary Public


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

                                   SCHEDULE A

                              Schedule of Mortgages

      1. Mortgage dated April 11, 2005 made by Interpharm, Inc. to HSBC Bank in the principal sum of $7,000,000.00 and recorded on May 10, 2005 in Liber 21043, Page 932 in the office of the Suffolk County Clerk.

      2. Assignment of Mortgage by HSBC Bank to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and to be recorded simultaneously herewith in the office of the Suffolk County Clerk.

      3. Demand Mortgage and Security Agreement dated February 9, 2006 made by Interpharm, Inc. to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, in the principal sum of $5,154,999.94 and to be recorded simultaneously herewith in the office of the Suffolk County Clerk.